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                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY



            CONSENT AND LIMITED WAIVER TO AMENDED AND RESTATED CREDIT
                                   AGREEMENT

         CONSENT AND LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Consent"), dated as of September 30, 2004 among BRIGHTPOINT NORTH AMERICA L.P., a Delaware limited partnership ("Brightpoint"), and WIRELESS FULFILLMENT SERVICES LLC, a California limited liability company ("Wireless", together with Brightpoint, the "Borrowers"), the other Credit Parties signatory to the hereinafter defined Credit Agreement; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent for Lenders ("Agent"), and the other Lenders signatory to the hereinafter defined Credit Agreement.

                              W I T N E S S E T H :

         WHEREAS, the Borrowers, the other Credit Parties, Agent and Lenders are party to that certain Amended and Restated Credit Agreement, dated as of March 18, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, on and subject to the terms and conditions hereof, the Borrower and the other Credit Parties have requested that Agent and Lenders, and Agent and Lenders are willing to, consent to the release of the existing Mortgage on the Mortgaged Property located in Reno, Nevada and waive any and all Defaults or Events of Default in connection therewith, all as set forth herein; and

         WHEREAS, this Consent shall constitute a Loan Document and these Recitals shall be construed as part of this Consent; capitalized terms used herein without definition are so used as defined in Annex A to the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

         1. Consent and Limited Waiver. Agent and Lenders hereby expressly (i) consent to the release of the Mortgage currently existing relating to the Mortgaged Property located in Reno, Nevada and all documentation in connection therewith and (ii) waive any Default or Event of Default arising as a result thereof, including without limitation, pursuant to Section 5.11 to the Credit Agreement; provided, that such consent and limited waiver are subject to the delivery by Borrowers to Agent of (x) an executed copy of the new lease agreement with respect to the Real Estate currently located in Reno, Nevada (the "Reno Property") by and between Brightpoint and the lessor of the Reno Property and (y) a new landlord's agreement by and between Agent and the lessor of the Reno Property on terms similar to the existing landlord's agreement and otherwise on terms reasonably satisfactory in form and substance to Agent. Such consent and limited waiver are only applicable and shall only be effective in the specific instances and for the specific purposes for which made or given.


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         2. Representations and Warranties of Credit Parties. In order to induce
Agent and Lenders to enter into this Consent, each Credit Party hereby jointly and severally represents and warrants to Agent and Lenders that:

         (a) Representations and Warranties. After giving effect to this Consent, no representation or warranty of any Credit Party contained in the Credit Agreement or any of the other Loan Documents, including this Consent, shall be untrue or incorrect in any material respect as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date.

         (b) Authorization, etc. Each Credit Party has the power and authority to execute, deliver and perform this Consent. Each Credit Party has taken all necessary action (including, without limitation, obtaining approval of its stockholders, if necessary) to authorize its execution, delivery and performance of this Consent. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with any Credit Party's execution, delivery and performance of this Consent, except for those already duly obtained. This Consent has been duly executed and delivered by each Credit Party and constitutes the legal, valid and binding obligation of each Credit Party, enforceable against it in accordance with its terms. No Credit Party's execution, delivery or performance of this Consent conflicts with, or constitutes a violation or breach of, or constitutes a default under, or results in the creation or imposition of any Lien upon the property of any Credit Party by reason of the terms of (i) any contract, mortgage, lease, agreement, indenture or instrument to which any Credit Party is a party or which is binding upon it, (ii) any law or regulation or order or decree of any court applicable to any Credit Party, or (iii) the certificate or articles of incorporation or by-laws of any Credit Party.

         (c) No Default. No Default or Event of Default has occurred or is continuing, or would result after giving effect hereto.

         3. Conditions to Effectiveness. The effectiveness of this Consent is expressly conditioned upon the satisfaction, and delivery to Agent (on behalf of itself and Lenders), of each condition set forth in this Section 3 on or prior to the date hereof:

         (a) Documentation. Duly executed originals of this Consent from each Credit Party and from Requisite Lenders.

         (b) Other Documents. All other agreements, certificates and other documents as Agent any reasonably request to accomplish the purposes of this Consent.

         4. Reference to and Effect on Loan Documents.

         (a) Ratification. Except as specifically provided in this Consent, the Credit Agreement and the other Loan Documents shall remain in full force and effect and each Credit Party hereby ratifies and confirms each such Loan Document.

         (b) No Waiver. Except as specifically provided in this Consent, the execution, delivery and effectiveness of this Consent shall not operate as a waiver or forbearance of any right, power or remedy of Agent or any Lender under the Credit Agreement or any of the


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other Loan Documents, or constitute a consent, waiver or modification with respect to any provision of the Credit Agreement or any of the other Loan Documents. Upon the effectiveness of this Consent each reference in (a) the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of similar import and (b) any other Loan Document to "the Agreement" shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Credit Agreement as amended hereby.

         5. Affirmation of Guarantors. By its signature set forth below, each Guarantor hereby confirms to Agent and Lenders that, after giving effect to the foregoing Consent and the transactions contemplated thereby, the Guaranty of such Guarantor and each other Loan Document to which such Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         6. Miscellaneous.

         (a) Successors and Assigns. This Consent shall be binding on and shall inure to the benefit of the Credit Parties, Agent and Lenders and their respective successors and assigns, except as otherwise provided herein. No Credit Party may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of Agent and Lenders. The terms and provisions of this Consent are for the purpose of defining the relative rights and obligations of the Credit Parties, Agent and Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Consent.

         (b) Entire Agreement. This Consent, including all schedules and other documents attached hereto or incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

         (c) Fees and Expenses. As provided in Section 11.3 of the Credit Agreement, the Borrowers agree to pay on demand all fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Consent.

         (d) Headings. Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purpose.

         (e) Severability. Wherever possible, each provision of this Consent shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Consent shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Consent.


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         (f) Conflict of Terms. Except as otherwise provided in this Consent, if any provision contained in this Consent is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Consent shall govern and control.

         (g) Counterparts. This Consent may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed signature page to this Consent by telecopy shall be effective as delivery of a manually executed signature page to this Consent.

         (h) Incorporation of Credit Agreement. The provisions contained in Sections 11.9 and 11.13 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety, except with reference to this Consent rather than the Credit Agreement.

         (i) Acknowledgment. Each Credit Party hereby acknowledges its status as a Credit Party and affirms its obligations under the Credit Agreement and represents and warrants that there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent (collectively, the "Claims"), which any Credit Party may have or claim to have against Agent or any Lender, or any of their respective affiliates, agents, employees, officers, directors, representatives, attorneys, successors and assigns (collectively, the "Lender Released Parties"), which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Consent, including, without limitation, any Claims arising with respect to the Obligations or any Loan Documents. In furtherance of the foregoing, each Credit Party hereby releases, acquits and forever discharges the Lender Released Parties from any and all Claims that any Credit Party may have or claim to have, relating to or arising out of or in connection with the Obligations or any Loan Documents or any other agreement or transaction contemplated thereby or any action taken in connection therewith from the beginning of time up to and including the date of the execution and delivery of this Consent. Each Credit Party further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Lender Released Parties with respect to any and all Claims which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Consent, including, without limitation, any Claims arising with respect to the Obligations or any Loan Documents.

                            [signature pages follow]


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         IN WITNESS WHEREOF, this Consent has been duly executed and delivered as of the day and year first above written.

                                     BRIGHTPOINT NORTH AMERICA L.P.

                                     By: BRIGHTPOINT NORTH
                                         AMERICA, INC., its general partner

                                     By: /s/ Steven E. Fivel
                                        ----------------------------------------
                                     Name: Steven E. Fivel
                                     Title: Executive Vice President & Secretary

                                     WIRELESS FULFILLMENT SERVICES LLC

                                     By: Brightpoint, Inc., its manager

                                     By: /s/ Steven E. Fivel
                                     -------------------------------------------
                                     Name: Steven E. Fivel
                                     Title: Executive Vice President, General
                                            Counsel & Secretary

                                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                     as Agent and Lender

                                     By: /s/ Mark E. Blankstein
                                         ---------------------------------------
                                     Title: Duly Authorized Signatory

                                     LASALLE BUSINESS CREDIT, LLC,
                                     as Lender

                                     By: /s/ Bradley E. Handrich
                                         ---------------------------------------
                                     Name: Bradley E. Handrich
                                           -------------------------------------
                                     Title: AVP
                                           -------------------------------------


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                                       NATIONAL CITY BANK OF INDIANA, as Lender

                                       By: /s/ David G. McNeely
                                          --------------------------------------
                                       Name: David G. McNeely
                                             -----------------------------------
                                       Title: Vice President
                                             -----------------------------------

                                       CONGRESS FINANCIAL CORPORATION
                                       (CENTRAL), as Lender

                                       By: /s/ Steven Linderman
                                          --------------------------------------
                                       Name: Steven Linderman
                                             -----------------------------------
                                       Title: Senior Vice President
                                             -----------------------------------


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         The following Persons are signatories to this Consent in their capacity as Credit Parties or Loan Parties and not as Borrowers.


                                    BRIGHTPOINT, INC.

                                    By: /s/ Steven E. Fivel
                                        ----------------------------------------
                                    Name:   Steven E. Fivel
                                    Title:  Executive Vice President,
                                            General Counsel & Secretary


                                    BRIGHTPOINT NORTH AMERICA, INC.

                                    By: /s/ Steven E. Fivel
                                       -----------------------------------------
                                    Name:  Steven E. Fivel
                                    Title: Executive Vice President & Secretary


                                    WIRELESS FULFILLMENT SERVICES HOLDINGS, INC.

                                    By: /s/ Steven E. Fivel
                                       -----------------------------------------
                                    Name:  Steven E. Fivel
                                    Title: Executive Vice President & Secretary


                                    BRIGHTPOINT INTERNATIONAL LTD.

                                    By: /s/ Steven E. Fivel
                                        ----------------------------------------
                                    Name:  Steven E. Fivel
                                    Title: Executive Vice President & Secretary


                                    BRIGHTPOINT ACTIVATION SERVICES LLC

                                    By: BRIGHTPOINT NORTH AMERICA L.P.,
                                        its sole member and sole manager

                                    By: Brightpoint North America, Inc.,
                                        its general partner

                                    By: /s/ Steven E. Fivel
                                       -----------------------------------------
                                    Name:  Steven E. Fivel
                                    Title: Executive Vice President & Secretary


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